UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) December 15, 2003




                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)



           Delaware                    001-15957                 95-4180883
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)




                                 (818) 734-5300

              (Registrant's telephone number, including area code)

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Item 8. CHANGE IN FISCAL YEAR

     The Company has adopted a new fiscal year end, moving the end of its fiscal year from December 31 to March 31. As a result of this change, the Company will file a transition report on Form 10-Q for the three-month period ended March 31, 2003. The Company's new fiscal year will commence on April 1, 2003 and end on March 31, 2004.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CAPSTONE TURBINE CORPORATION
                                                         (Registrant)



Date: December 15, 2003                        By:       /s/ Karen Clark
                                                         ---------------
                                                         Karen Clark
                                                         Chief Financial Officer

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                                  Exhibit Index
                                  -------------

Exhibit Number                    Description of Document
--------------                    -----------------------

99.1                   Press Release of Capstone Turbine Corporation dated
                       December 15, 2003

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